GOLDMAN SACHS TRUST
Goldman Sachs Fund of Funds Portfolios

Class B Shares of the

Goldman Sachs Balanced Strategy Portfolio
Goldman Sachs Growth and Income Strategy Portfolio
Goldman Sachs Growth Strategy Portfolio
Goldman Sachs Equity Growth Strategy Portfolio

Supplement dated June 29, 2009 to the
Prospectus dated April 30, 2009 (the “Prospectus”)
Goldman Sachs Select Satellite Funds
Class B Shares of the

Real Estate Securities Fund

Supplement dated June 29, 2009 to the
Prospectus dated April 30, 2009 (the “Prospectus”)
Goldman Sachs Structured Tax-Advantaged Equity Funds
Class B Shares of the

Structured Tax-Managed Equity Fund

Supplement dated June 29, 2009 to the
Prospectus dated April 30, 2009 (the “Prospectus”)
(collectively, the “Funds”)

Effective November 2, 2009 (the “Effective Date”), Class B shares of each Fund will no longer be available for purchase by new or existing shareholders.

Shareholders who invest in Class B shares prior to the Effective Date may continue to hold their Class B shares until they convert automatically to Class A shares, as described in each Fund’s Prospectus. Class B shareholders may also continue to reinvest dividends and capital gains into their accounts after the Effective Date. Class B shareholders with automatic investment plans into Class B Shares will no longer be able to make automatic investments into Class B shares after the Effective Date. Class B shareholders may continue to exchange their shares for Class B shares of certain other Goldman Sachs Funds after the Effective Date.

Additional purchase requests for a Fund’s Class B shares received by the Funds after the Effective Date will be rejected.

This Supplement should be retained with your Prospectus for future reference.

00068143
FFBSTK 06-09